UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

April 30, 2018

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-688-8775

Fort Pitt Capital Total Return Fund

Dear Fellow Shareholders,

As of April 30, 2018, the net asset value (“NAV”) of the Fort Pitt Capital Total Return Fund (the “Fund”) was $25.92 per share.  Total return (including a $0.5624 per share dividend) for the semi-annual fiscal period ended April 30, 2018 was 3.95%.  This compares with a total return of 4.00% for the unmanaged Wilshire 5000 Total Market IndexSM (“Wilshire 5000”) and 3.82% for the S&P 500® Index (“S&P 500”) for the same period.

Fund performance kept pace with the major domestic indexes in the first half of fiscal 2018. With nearly a decade of quantitative easing (“QE”) by the U.S. Federal Reserve beginning to wind down, financial markets are anticipating both accelerating economic growth and higher interest rates. This gave a nice boost to the more cyclical components of our portfolio, including industrial names Boeing Co. and Westlake Chemical, Inc. Shares of each returned more than 25% during the period. The technology sector, where we have a slightly above market weighting, also performed well. Our holdings in Intel Corp., Microsoft Corp. and CA, Inc. all returned more than 10% during the fiscal first half.

There were no real themes on the downside during the period. Company-specific issues contributed to weakness at each of II-VI, Inc. (“II-VI”), Matthews International Corp. (“Matthews”) and Rockwell Automation, Inc. (“Rockwell”).  II-VI shares fell after analysts speculated that holiday iPhone sales would not meet expectations, but recovered in May, post Apple’s stellar earnings report. Matthews reported yet another “so-so” quarter of financial results in late January. After holding Matthews for nearly 15 years, we sold the shares on concerns about escalating debt levels and lack of traction from recent acquisitions. Finally, Rockwell rejected a takeover bid from Emerson, Inc. in late November, and the shares weakened as arbitrageurs liquidated their positions. We have few concerns with either the management, or the strategy at Rockwell, and remain enthusiastic holders of the shares.

The Fund’s annualized total return for the one-year period ended April 30, 2018, was 14.52%, compared to 13.02% for the Wilshire 5000 and 13.27% for the S&P 500.  The Fund’s annualized total return for the three-year period ended April 30, 2018, was 11.01%, compared to 10.02% for the Wilshire 5000 and 10.57% for the S&P 500.  Over the five-year period ended April 30, 2018, the Fund’s annualized total return was 11.56%, while the Wilshire 5000’s annualized return was 12.58% and the S&P 500’s annualized return was 12.96%.  Over the ten-year period ended April 30, 2018, the Fund’s annualized total return was 8.41%, while the Wilshire 5000’s annualized return was 9.17% and the S&P 500’s annualized return was 9.02%.  Since inception on December 31, 2001 through April 30, 2018, the Fund has produced a total return of 8.51% annualized (279.27% cumulative), compared to 7.96% annualized (249.12% cumulative) for the Wilshire 5000 and 7.40% annualized (220.76% cumulative) for the S&P 500.  The total annual gross operating expense ratio for the Fund is 1.37%, as of the Fund’s most recently filed Prospectus.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.  Performance figures reflect fee waivers in effect.  In the absence of waivers, total returns would be lower.

Nearly 500 days into the Trump administration, certainly no one can say it’s been boring. While political discord and media tumult seem to be our President’s stock in trade, the economic results

Fort Pitt Capital Total Return Fund

“on the ground” have generally been good. Real gross domestic product (“GDP”) growth has held above the 3% mark, and annual job growth has maintained a steady pace above 2 million on a trailing 12-month basis. Average hourly earnings growth on a year-over-year basis for U.S. workers also accelerated to 2.7% in May 2018, indicating that the wage stagnation so prevalent during the long, post-crisis recovery may be ending. Business and consumer sentiment measures remain near all-time highs, and corporate capital spending increased in the first quarter of 2018 at the highest rate since 2011. All in, Trump’s efforts on deregulation, tax reform and (most recently) trade appear to be just what the doctor ordered for the heretofore steady but not spectacular U.S. economic recovery. Maybe the “new normal” has more upside than we thought?

Thanks partly to tax cuts, the first quarter of 2018 was good for the economy, and stupendous for corporate profits – particularly for large companies that make up the S&P 500. As of early May, 87 percent of the S&P 500 had reported first quarter results. All 11 sectors within the index reported earnings above expectations, led by technology, financials and industrials. Reports showed 72 percent of companies beat profit expectations, 73 percent beat sales estimates and 57 percent beat on both – the highest proportion of beats in the history of the data series, going back to 2000. Overall, earnings growth in the first quarter came in at 23 percent year-over-year, the best rate of increase since 2011. Bank of America, which compiles the numbers, said the gains were broad-based, and resulted from more than just lower taxes. Pre-tax profits in the quarter were also up 13 percent, and sales increased 8 percent versus 2017, the best results in seven years.

The economy is good, profits are growing and business is ramping up spending for future growth. What could go wrong? Several forces could tip the future political and economic world sideways. First among equals, however, is higher interest rates. The U.S. Federal Reserve is determined to push interest rates back up to levels commensurate with 2% inflation and 3% real economic growth. They have laid out a plan to not only boost short-term rates back to a more “normal” level (2.5% or so on the Fed Funds rate), but also slim-down their balance sheet. By the fourth quarter of 2018, Fed policymakers plan to be letting their bond investments roll-off at a rate of $50 billion per month. This steady shrinkage is designed to do a couple things. First, it is meant to signal to the markets that the economy is healthy enough to function on its own, with no need for the sort of extraordinary measures necessary during the crisis. Second, it is designed to give the central bank room to restart quantitative easing (money printing), should the recovery falter enough to warrant it.

For stock investors, the 2018 story so far is one of two opposing fundamental forces – booming corporate profits offset by a Federal Reserve determined to normalize interest rates. As of the date of this letter, the S&P 500 was about unchanged for the year. In some sense, the current environment marks a return to a more “normal” (as in pre-2008/pre-QE) stock market, without the artificially-depressed volatility caused by money printing. Put differently, the economy and the markets are healthier, and the “morphine drip” of free money is no longer needed. That’s a good thing. As long-term investors, we’re happy to return our focus to where it belongs – the performance and prospects of the businesses we’ve invested in – rather than the monetary scales in Washington, DC.

Thank you for your continued support of our Fund.

Charlie Smith
Portfolio Manager

Fort Pitt Capital Total Return Fund

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed are those of Charles A. Smith through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

The contributors/detractors listed above do not represent all securities purchased or sold during the period. To obtain a list showing the contribution of each holding to overall performance and the calculation methodology, please call 412-921-1822.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Wilshire 5000 Total Market IndexSM is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance. It is not possible to invest directly in an index.

Earnings growth as used above has two separate and distinct meanings. In the first usage, it refers to year-over-year growth in average hourly earnings of all employees in the Private Economy. In the second usage, it refers to aggregate annual growth in the per-share profits of the S&P 500 companies.

This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

For a complete list of Fund holdings, please refer to the schedule of investments section of this report.

Fort Pitt Capital Group is the Advisor to the Fort Pitt Capital Total Return Fund, which is distributed by Quasar Distributors, LLC.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO INVESTMENTS
at April 30, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE
at April 30, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/17 – 4/30/18).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.24% per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE (Continued)
at April 30, 2018 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/17	4/30/18	11/1/17 – 4/30/18
Actual	$1,000.00	$1,039.50	$6.27
Hypothetical	$1,000.00	$1,018.65	$6.21
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS
at April 30, 2018 (Unaudited)

COMMON STOCKS – 96.28%	Shares	Value

Apparel Manufacturing – 3.55%
VF Corp.	31,600	$2,555,492

Beverage and Tobacco Product Manufacturing – 2.98%
Wendy’s Co.	128,100	2,144,394

Chemical Manufacturing – 14.29%
Abbott Laboratories	47,100	2,737,923
AdvanSix, Inc.*	732	26,220
Inter Parfums, Inc.	28,436	1,455,923
Pfizer, Inc.	23,964	877,322
RPM International, Inc.	30,450	1,470,735
Westlake Chemical Corp.	28,950	3,096,782
Zoetis, Inc.	7,553	630,524
		10,295,429
Computer and Electronic Product Manufacturing – 14.88%
Intel Corp.	49,100	2,534,542
Texas Instruments, Inc.	30,000	3,042,900
Western Digital Corp.	38,667	3,046,573
Xilinx, Inc.	32,600	2,094,224
		10,718,239
Credit Intermediation and Related Activities – 8.38%
Bank of New York Mellon Corp.	16,300	888,513
F.N.B. Corp.	33,700	438,100
PNC Financial Services Group, Inc.	20,500	2,985,005
Synchrony Financial	52,000	1,724,840
		6,036,458
Fabricated Metal Product Manufacturing – 2.95
Parker-Hannifin Corp.	12,900	2,123,598

Insurance Carriers and Related Activities – 6.66%
Arthur J. Gallagher & Co.	41,300	2,890,587
Loews Corp.	36,350	1,906,921
		4,797,508
Machinery Manufacturing – 2.73%
General Electric Co.	22,884	321,978
II-VI, Inc.*	43,150	1,644,015
		1,965,993

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2018 (Unaudited)

COMMON STOCKS – 96.28% (Continued)	Shares	Value

Miscellaneous Manufacturing – 6.66%
Medtronic PLC#	26,900	$2,155,497
Rockwell Automation, Inc.	16,050	2,640,707
		4,796,204
Paper Manufacturing – 2.84%
Kimberly-Clark Corp.	19,750	2,044,915

Petroleum and Coal Products Manufacturing – 2.04%
BP PLC – ADR	33,000	1,471,470

Professional, Scientific, and Technical Services – 3.01%
NetScout Systems, Inc.*	79,800	2,166,570

Publishing Industries (except Internet) – 7.94%
CA, Inc.	56,900	1,980,120
Microsoft Corp.	40,000	3,740,800
		5,720,920
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 3.09%
Charles Schwab Corp.	40,000	2,227,200

Telecommunications – 5.88%
AT&T, Inc.	61,800	2,020,860
Verizon Communications, Inc.	44,800	2,210,880
		4,231,740
Transportation Equipment Manufacturing – 8.12%
Boeing Co.	9,600	3,202,176
Honeywell International, Inc.	18,300	2,647,644
		5,849,820
Utilities – 0.28%
Kinder Morgan, Inc.	12,693	200,803
TOTAL COMMON STOCKS
(Cost $37,205,309)		69,346,753

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2018 (Unaudited)

SHORT-TERM INVESTMENTS – 4.22%	Shares	Value
Money Market Funds – 4.22%
Invesco STIT – Government & Agency Portfolio –
Institutional Class, 1.60%† (Cost $3,042,800)	3,042,800	$3,042,800

Total Investments
(Cost $40,248,109) – 100.50%		72,389,553
Liabilities in Excess of Other Assets – (0.50)%		(362,605)
NET ASSETS – 100.00%		$72,026,948

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield at April 30, 2018.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2018 (Unaudited)

ASSETS
Investments, at market value (cost $40,248,109)	$72,389,553
Receivable for Fund shares sold	4,925
Dividends and interest receivable	96,743
Prepaid expenses	12,625
Total assets	72,503,846

LIABILITIES
Due to advisor	53,467
Administration and fund accounting fees	13,617
Audit fees	9,631
Investments payable	374,352
Transfer agent fees and expenses	9,290
Custody fees	1,912
Shareholder reporting fees	12,464
Chief Compliance Officer fee	1,448
Trustee fees and expenses	717
Total liabilities	476,898

NET ASSETS	$72,026,948

COMPONENTS OF NET ASSETS
Paid-in capital	$37,103,138
Undistributed net investment income	205,368
Undistributed net realized gain on investments	2,576,998
Net unrealized appreciation on investments	32,141,444
Total net assets	$72,026,948
Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,779,214
Net Asset Value, Redemption Price and Offering Price Per Share+	$25.92

+  A charge of 2% is charged on the redemption proceeds of shares held for 180 days or less.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS
For the six months ended April 30, 2018 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of issuance fees of $330)	$749,297
Interest	15,001
Total investment income	764,298
Expenses
Advisory fees (Note 4)	360,733
Administration and fund accounting fees (Note 4)	39,684
Transfer agent fees and expenses (Note 4)	32,263
Registration fees	10,140
Audit fees	10,031
Custody fees (Note 4)	7,316
Trustee fees and expenses	6,290
Legal fees	4,803
Shareholder reporting	4,753
Chief Compliance Officer fees (Note 4)	4,448
Miscellaneous expense	2,936
Insurance expense	1,232
Total expenses before fee waiver	484,629
Less: fee waiver from Advisor (Note 4)	(37,320)
Net expenses	447,309
Net investment income	316,989

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,577,024
Change in unrealized appreciation on investments	(126,695)
Net realized and unrealized gain on investments	2,450,329
Net increase in net assets resulting from operations	$2,767,318

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	April 30, 2018	Year Ended
	(Unaudited)	October 31, 2017
OPERATIONS
Net investment income	$316,989	$657,790
Net realized gain on investments	2,577,024	889,029
Change in unrealized appreciation on investments	(126,695)	13,943,422
Net increase in net assets resulting from operations	2,767,318	15,490,241

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(643,274)	(560,958)
Net realized gains	(889,030)	(1,575,712)
Total distributions	(1,532,304)	(2,136,670)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,633,943	5,067,980
Proceeds from shares issued in reinvestment of dividends	1,528,886	2,129,747
Cost of shares redeemed*	(3,108,394)	(8,204,641)
Net increase/(decrease) in net assets resulting
from capital share transactions	1,054,435	(1,006,914)
Total increase in net assets	2,289,449	12,346,657

NET ASSETS
Beginning of period	69,737,499	57,390,842

End of period	$72,026,948	$69,737,499

Accumulated net investment income	$205,368	$531,653

CHANGES IN SHARES OUTSTANDING
Shares sold	100,351	222,352
Shares issued in reinvestment of dividends	58,354	97,293
Shares redeemed	(117,120)	(350,069)
Net increase/(decrease) in Fund shares outstanding	41,585	(30,424)
Shares outstanding, beginning of period	2,737,629	2,768,053
Shares outstanding, end of period	2,779,214	2,737,629

*  Net of redemption fees of $1,157 and $4,438, respectively.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

	For the Six
	Months Ended
	April 30, 2018	For the Year Ended October 31,
	(Unaudited)	2017	2016	2015	2014	2013
Net asset value,
beginning of period	$25.47	$20.73	$20.63	$21.07	$19.39	$15.88
Income from
investment operations:
Net investment income	0.12	0.24	0.18	0.16	0.17	0.20
Net realized and unrealized
gain on investments	0.89	5.27	0.95	0.09	2.01	3.53
Total from
investment operations	1.01	5.51	1.13	0.25	2.18	3.73
Less dividends:
Dividends from
net investment income	(0.24)	(0.20)	(0.17)	(0.16)	(0.18)	(0.22)
Dividends from
net realized gains	(0.32)	(0.57)	(0.86)	(0.53)	(0.32)	—
Total dividends	(0.56)	(0.77)	(1.03)	(0.69)	(0.50)	(0.22)
Redemption fees#	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$25.92	$25.47	$20.73	$20.63	$21.07	$19.39
Total return[1]	3.95%[2]	27.18%	5.97%	1.28%	11.58%	23.83%
Supplemental data and ratios:
Net assets, end of period	$72,026,948	$69,737,499	$57,390,842	$58,135,002	$54,310,392	$48,806,280
Ratio of net expenses to
average net assets:
Before fee waivers	1.34%[3]	1.37%	1.41%	1.41%	1.43%	1.49%
After fee waivers	1.24%[3]	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income
to average net assets:
Before fee waivers	0.78%[3]	0.87%	0.71%	0.64%	0.67%	0.90%
After fee waivers	0.88%[3]	1.00%	0.88%	0.81%	0.86%	1.15%
Portfolio turnover rate	3%[2]	5%	5%	6%	12%	15%

#	Amount is less than $0.01 per share.
1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Not Annualized.
3	Annualized.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS
at April 30, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on December 31, 2001.

The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 180 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the six months ended April 30, 2018, the Fund retained $1,157 in redemption fees.

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of April 30, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support,
Waste Management	$1,724,840	$—	$—	$1,724,840
Finance and Insurance	11,336,326	—	—	11,336,326
Information	9,952,660	—	—	9,952,660
Manufacturing	39,847,175	—	—	39,847,175
Professional, Scientific,
and Technical Services	2,166,570	—	—	2,166,570
Utilities	200,803	—	—	200,803
Wholesale Trade	4,118,379	—	—	4,118,379
Total Common Stocks	69,346,753	—	—	69,346,753
Short-Term Investments	3,042,800	—	—	3,042,800
Total Investments	$72,389,553	$—	$—	$72,389,553

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at April 30, 2018, the end of the reporting period. The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended April 30, 2018.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2018, Fort Pitt Capital Group, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

upon the average daily net assets of the Fund up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion.  For the six months ended April 30, 2018, the Fund incurred $360,733 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) to 1.24% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended April 30, 2018, the Advisor reduced its fees in the amount of $37,320; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $311,618 at April 30, 2018. Cumulative expenses subject to recapture expire as follows:

Expiration	Amount
10/31/18	$94,361
10/31/19	97,647
10/31/20	82,290
Nov. 2020 – April 2021	37,320
$311,618

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the six months ended April 30, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$39,684
Transfer Agency (a)	9,985
Custody	7,316
Chief Compliance Officer	4,448

(a) Does not include out-of-pocket expenses

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

At April 30, 2018, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$13,617
Transfer Agency (a)	3,274
Custody	1,912
Chief Compliance Officer	1,448

    (a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust was previously considered an Interested Trustee and an affiliate of USBFS and U.S. Bank N.A. Effective January 1, 2018, this same Trustee became an Independent Trustee.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,948,772 and $3,629,696, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended April 30, 2018 and the year ended October 31, 2017 was as follows:

	April 30, 2018	October 31, 2017
Ordinary income	$647,796	$ 560,958
Long-term capital gains	884,508	1,575,712

As of October 31, 2017, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$37,616,390
Gross tax unrealized appreciation	32,503,394
Gross tax unrealized depreciation	(235,267)
Net tax unrealized appreciation	32,268,127
Undistributed ordinary income	536,171
Undistributed long-term capital gain	884,498
Total distributable earnings	1,420,669
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$33,688,796

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Equity Securities Risks: The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Interest Rate Risks: The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

•	Credit Risk: An issuer may not make timely payments of principal and interest or to otherwise honor its obligations.

•
Foreign Securities Risk: Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
American Depositary Receipts Risks: Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Small- and Medium-Capitalization Company Risks: The risks associated with investing in small- and medium-capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

Fort Pitt Capital Total Return Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-688-8775 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Fort Pitt Capital Total Return Fund

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you give us orally; and/or

•   Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, LLC
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-688-8775

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report has been prepared for shareholders and may be
distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2017 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q. The Fund’s Forms N-Q are available without charge, upon request, by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov; the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                       /s/Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date  7/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                       /s/Douglas G. Hess
    Douglas G. Hess, President/Chief Executive
    Officer/Principal Executive Officer

Date  7/6/18

By (Signature and Title)*                       /s/Cheryl L. King
    Cheryl L. King, Treasurer/Principal Financial Officer

Date  7/6/18

* Print the name and title of each signing officer under his or her signature